UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 20, 2011

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street, 2nd Floor
New York, New York         10011
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

September 20, 2011

Item 7.01.	Regulation FD Disclosure.

Cautionary Statement Pursuant to Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:  This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology.  Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, integration of acquired businesses and international expansion, the impact of competitive products and pricing, changing economic conditions, including foreign currency fluctuations, and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this current report contains material investor information that is not otherwise publicly available.

Management of KIT digital, Inc. hosted an investor conference call on September 20, 2011, to discuss its recent $30 million public offering, including the offering’s strategic backdrop and primary purpose of fortifying the company’s balance sheet.  The company’s management team also provided an update on recent operational developments, as well as an outlook for the remainder of the year and 2012.  The transcript of the call is attached hereto and will also be posted on KIT digital’s website at www.kit-digital.com.

Item 9.01.                      Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description
99.1	Transcript of Investor Conference Call held on September 20, 2011, of KIT digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: September 22, 2011	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer